May 6, 2020

BNY MELLON OPPORTUNITY FUNDS

- BNY MELLON STRATEGIC BETA EMERGING MARKETS EQUITY FUND

Supplement to Summary Prospectus and Prospectus

The Board of Trustees of BNY Mellon Opportunity Funds (the "Trust") has approved the liquidation of BNY Mellon Strategic Beta Emerging Markets Equity Fund (the "Fund"), a series of the Trust, effective on or about July 10, 2020 (the "Liquidation Date").  Before the Liquidation Date, and at the discretion of Fund management, the Fund's portfolio securities will be sold and the Fund will cease to pursue its investment objective and policies.  The liquidation of the Fund may result in one or more taxable events for shareholders subject to federal income tax.

Accordingly, effective on or about June 9, 2020 (the "Closing Date"), the Fund will be closed to any investments for new accounts, except that new accounts may be established by participants in group retirement plans (and their successor plans) if the Fund is established as an investment option under the plans before the Closing Date.  The Fund will continue to accept subsequent investments until the Liquidation Date, except that subsequent investments made by check or pursuant to TeleTransfer or Automatic Asset Builder no longer will be accepted as of June 30, 2020.  However, subsequent investments by Individual Retirement Accounts and retirement plans sponsored by BNY Mellon Investment Adviser, Inc. or its affiliates (collectively, "BNYM Adviser Retirement Plans") pursuant to TeleTransfer and Automatic Asset Builder (but not by check) will be accepted on or after June 30, 2020.

Effective on the Closing Date, the front-end sales load applicable to purchases of the Fund's Class A shares will be waived on investments made in the Fund's Class A shares.  In addition, as of that date, the contingent deferred sales charge ("CDSC") applicable to redemptions of Class C shares and Class A shares of the Fund will be waived on any redemption of such Fund shares.

To the extent subsequent investments are made in the Fund on or after the Closing Date, the Fund's distributor will not compensate financial institutions (which may include banks, securities dealers and other industry professionals) for selling Class C shares or Class A shares subject to a CDSC at the time of purchase.

Fund shares held on the Liquidation Date in BNYM Adviser Retirement Plans will be exchanged for Dreyfus Class shares of General Government Securities Money Market Fund ("GGSMMF").  Investors may obtain a copy of the Prospectus of GGSMMF by calling 1-800-373-9387.

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